UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 12, 2026

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
Floating Rate Notes, Series CC (Senior), due May 21, 2028	USB/28	New York Stock Exchange
4.009% Fixed-to-Floating Rate Notes, Series CC (Senior), due May 21, 2032	USB/32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities.

On January 12, 2026, U.S. Bancorp (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Project Falcon Merger Subsidiary L.P., a Delaware limited partnership of which the Company is the general partner (“Merger Sub”), Condor Trading LP, a Delaware limited partnership (“BTIG Parent”), and CT Equity Rep, LLC, a Delaware limited liability company (solely in its capacity as the equityholder representative appointed pursuant to the Merger Agreement), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into BTIG Parent (the “Merger”), with BTIG Parent continuing as the surviving entity as a subsidiary of the Company. The completion of the Merger is subject to applicable closing conditions, including receipt of regulatory approvals.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the transaction provides for the payment to the equityholders of BTIG Parent of (a) an amount of cash equal to $362,500,000, subject to certain adjustments described in the Merger Agreement, payable at closing, (b) 6,600,594 shares of common stock, par value $0.01 per share, of the Company, to be issued at closing, and (c) additional contingent cash consideration of up to $275,000,000, payable over a three-year period after closing subject to achievement of specified revenue targets. The shares of Company common stock to be issued under the Merger Agreement are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On January 13, 2026, the Company issued a press release announcing the entry into the Merger Agreement for the acquisition of BTIG Parent and its subsidiaries, including BTIG, LLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, the Company provided supplemental information regarding the Merger on its website. A copy of this supplemental information is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

THE FOLLOWING INFORMATION APPEARS IN ACCORDANCE WITH THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report on Form 8-K contains forward-looking statements about the Company. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, any projections or expectations regarding the Company’s proposed acquisition of BTIG Parent described herein, the Company’s future revenues, expenses, earnings, capital expenditures, deposits or stock price, as well as the assumptions on which such expectations are based. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.”

Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed acquisition and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event that could give rise to the right of one or both of the parties to terminate the definitive purchase agreement, (4) the failure to obtain required regulatory approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or the expected benefits of the proposed acquisition), (5) the failure of any of the closing conditions in the definitive purchase agreement to be satisfied on a timely basis or at all, (6) delays in closing the proposed acquisition, (7) the possibility that the proposed acquisition, including the integration of BTIG Parent, may be more costly or difficult to complete than anticipated, (8) the dilution caused by the Company’s issuance of additional shares of its capital stock in connection with the proposed acquisition, and (9) other factors that may affect future results of the Company, including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, litigation, and legislative and regulatory actions and reforms.

For discussion of these and other risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, see the section entitled “Risk Factors” of the Company’s Form 10-K for the year ended December 31, 2024, and subsequent filings with the Securities and Exchange Commission. In addition, factors other than these risks also could adversely affect the Company’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update them in light of new information or future events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of the Company, dated January 13, 2026, deemed “furnished” under the Exchange Act.

99.2	Supplemental Information, dated January 2026, deemed “furnished” under the Exchange Act.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy
Senior Executive Vice President and General Counsel

Date: January 13, 2026

4